Variable Interest Entity	12 Months Ended
Dec. 31, 2020
Variable Interest Entity
Variable Interest Entity

11. Variable Interest Entity

In conjunction with Obalon’s strategic focus to open weight loss treatment centers to provide medical services to patients who wish to lose weight through the Obalon balloon system, Obalon entered into a consulting agreement with a lead doctor to open the first treatment center and oversee the treatment center’s activities. The treatment center was opened in September 2019 as a professional corporation (“PC”) in the State of California and, as a result of state regulatory requirements, may not be owned by a corporation. Obalon will fully fund all the activities of the treatment center and no financial contribution will be made by the lead doctor. In addition, Obalon is authorized and expected to provide daily oversight of the activities of the center, with the exception of directly providing medical services.

As the PC’s equity investment at risk is not sufficient to permit the entity to finance its activities without subordinated financial support, the PC is considered a variable interest entity. Although Obalon does not own any equity interest in the PC, Obalon holds the controlling financial interest as the sole funding source for the entity and through the ability to provide daily oversight. Therefore, Obalon was determined to be the primary beneficiary of the PC and consolidated the PC’s balances and activity within its consolidated financial statements.

For the year ended December 31, 2020, the PC recognized $0.3 million of deferred revenue associated with prepaid services at the treatment center, which is fully presented in the consolidated balance sheet of Obalon at December 31, 2020.